UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): October 28, 2020

XpresSpa Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 309-7549

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 28, 2020, XpresSpa Group, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the five proposals described below.

As of the record date for the Annual Meeting, there were 68,793,193 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 38,733,351 (56.30% of the total outstanding) shares of common stock were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of directors

Name	For	Withheld	Broker Non-Votes
Douglas Satzman	7,732,819	890,128	30,110,404
Bruce T. Bernstein	5,555,376	3,067,571	30,110,404
Robert Weinstein	7,473,874	1,149,073	30,110,404
Donald E. Stout	7,078,497	1,544,450	30,110,404
Michael Lebowitz	7,625,449	997,498	30,110,404

Item 2: Ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

For	Against	Abstentions	Broker Non-Votes
36,219,680	1,256,828	1,256,843	—

Item 3: Approval of the XpresSpa Group, Inc. 2020 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
6,474,877	1,935,237	212,833	30,110,404

Item 4: Approval, by an advisory vote, of the compensation of XpresSpa Group’s named executive officers

For	Against	Abstentions	Broker Non-Votes
5,941,410	2,423,782	257,755	30,110,404

Item 5: Adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Items 2 through 4

For	Votes Against	Abstentions	Broker Non-Votes
32,516,884	5,137,489	1,078,978	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.1	XpresSpa Group, Inc. 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: October 30, 2020	By:	/s/ Douglas Satzman
	Name:	Douglas Satzman
	Title:	Chief Executive Officer